2024 First Quarter Earnings Presentation April 25, 2024

Certain matters set forth herein constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including forward- looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties, some of which are beyond our control, include, but are not limited to: the effects of substantial fluctuations in, and continuing elevated levels of, interest rates on our borrowers’ ability to perform in accordance with the terms of their loans and on our deposit customers’ expectation for higher rates on deposit products; cybersecurity risks, including the potential for the occurrence of successful cyberattacks and our ability to prevent and to mitigate the harms resulting from any such attacks; business and economic conditions, particularly those affecting the financial services industry and our primary market areas; risks of international conflict, terrorism, civil unrest and domestic instability; the continuing effects of inflation and monetary policies, particularly those relating to the decisions and indicators of intent expressed by the Federal Reserve Open Markets Committee, as those circumstances impact our operations and our current and prospective borrowers and depositors; our ability to balance deposit liabilities and liquidity sources (including our ability to reprice those instruments and balancing our borrowings and investments to keep pace with changing market conditions) so as to meet current and expected withdrawals while promoting strong earning capacity; our ability to manage our credit risk successfully and to assess, adjust and monitor the sufficiency of our allowance for credit losses; factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers, the success of construction projects that we finance, including any loans acquired in acquisition transactions; the impacts of credit quality on our earnings and the related effects of increases to the reserve on our net income; our ability effectively to execute our strategic plan and manage our growth; interest rate fluctuations, which could have an adverse effect on our profitability; external economic and/or market factors, such as changes in monetary and fiscal policies and laws, including inflation or deflation, changes in the demand for loans, and fluctuations in consumer spending, borrowing and savings habits, which may have an adverse impact on our financial condition; continued or increasing competition from other banks and from credit unions and non-bank financial services companies, many of which are subject to less restrictive or less costly regulations than we are; challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services; practical and regulatory constraints on the ability of Open Bank to pay dividends to us; increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all; a failure in the internal controls we have implemented to address the risks inherent to the business of banking; including internal controls that affect the reliability of our publicly reported financial statements; inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance, particularly with respect to the effects of predictions of future economic conditions as those circumstances affect our estimates for the adequacy of our allowance for credit losses and the related provision expense; changes in our management personnel or our inability to retain motivate and hire qualified management personnel; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies; risks related to potential acquisitions; political developments, uncertainties or instability, catastrophic events, or natural disasters, such as earthquakes, fires, drought, pandemic diseases (such as the coronavirus) or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; incremental costs and obligations associated with operating as a public company; the impact of any claims or legal actions to which we may be subject, including any effect on our reputation; compliance with governmental and regulatory requirements, including the Dodd-Frank Act and others relating to banking, consumer protection, securities and tax matters, and our ability to maintain licenses required in connection with commercial mortgage origination, sale and servicing operations; changes in federal tax law or policy; and our ability the manage the foregoing and other factors set forth in the Company’s public reports. We describe these and other risks that could affect our results in Item 1A. “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2023 and in our other subsequent filings with the Securities and Exchange Commission. Cautionary Note Regarding Forward-Looking Statements 2

1Q-2024 Highlights vs 4Q-2023 3 (1) Annualized. (2) Excludes the guaranteed portion of SBA loans that are in liquidation. (3) Includes special mention, substandard, doubtful, and loss categories. Net Income $5.2M Earnings & Profitability Balance Sheet Growth Credit Quality Capital Adequacy • Net income of $5.23 million, compared to $5.17 million • Diluted earnings per share of $0.34, unchanged • ROAA(1) and ROAE(1) of 0.96% and 10.84%, compared to 0.96% and 11.18%, respectively • Net interest margin of 3.06%, compared to 3.12% • Efficiency ratio of 62.14%, compared to 60.19% • Total assets of $2.23 billion compared to $2.15 billion • Gross loans of $1.80 billion compared to $1.77 billion • Total deposits of $1.90 billion compared to $1.81 billion • Net loan charge-offs(1) to average gross loans of 0.01%, compared to 0.04% • Nonperforming loans(2) to gross loans of 0.24%, compared to 0.34%. • Criticized loans(2) (3) to gross loans of 0.64%, compared to 0.76% • Remained well-capitalized with a Common Equity Tier 1 (“CET1”) ratio of 12.34% • Book value per common share increased to $13.00, compared to $12.84 • Repurchased 49,697 shares of common stock at an average price of $10.02 per share • Paid quarterly cash dividend of $0.12 per share for the periods Diluted EPS $0.34 ROAA 0.96% ROAE 10.83% NIM 3.06% Efficiency 62.14%

Balance Sheet Trend 4 Gross Loans ($mm)Total Assets ($mm) Total Equity ($mm) & Book Value Per Share ($)Total Deposits ($mm)

Loan Trend 5 Loan Originations ($mm)Loan Composition ($mm) Loan Yields (%) Commercial Real Estate Concentration (%)

Loan by Interest Rate Type 6 Hybrid Loan Repricing Schedule ($mm)Composition by Interest Rate Type (%) Contractual Rates by Interest Rate Type (%) Loan Maturity Schedule ($mm)

Gross Loans Diversification with Growth 7

* Based on Call Report definitions, which includes real estate loans and SBA real estate loans. Commercial Real Estate Portfolio 8 CRE* Portfolio by Property TypeCRE* Portfolio by Collateral Type

* Based on Call Report definitions, which includes real estate loans and SBA real estate loans. ** Excludes SBA loans and USDA loans. Commercial Real Estate Portfolio 9 CRE Portfolio ** by Loan-to-Value Ratio (LTV)CRE Portfolio * by Location

Home Loan Portfolio 10 Home Loan Portfolio by LTVHome Loan Portfolio by Location Home Loan Portfolio by Occupancy Type

* Includes $1.0 million in USDA loans. SBA Loans 11 SBA Portfolio* by IndustrySBA Portfolio* by Location

* Includes $1.0 million in USDA loans. ** Includes $1.0 million in USDA loans but excludes $15.0 million in SBA C&I loans. SBA Loans 12 SBA Portfolio* by Collateral TypeSBA Portfolio** by LTV

Gross Loan Changes by Activity 13

Deposit Trend 14 Noninterest Bearing Deposits ($mm)Deposit Composition ($mm) Cost of Deposits (%) CD Maturity Schedule ($mm)

Earnings & Profitability 15 Noninterest Income ($mm)Net Interest Income ($mm) & Net Interest Margin (%) Interest Income & Interest Expense ($mm) Noninterest Income Components ($mm) * Ratios for interest income & interest expense are percentages of average assets and are annualized.

Earnings & Profitability 16 Efficiency Ratio (%)Noninterest Expense ($mm) Noninterest Expense Components ($mm) Efficiency Ratio Components (%) * Ratios for Efficiency Ratio Components are percentages of average assets and are annualized.

Earnings & Profitability 17 Pre-Provision Net Revenue ($mm)Provision for Loan Losses ($mm) Net Income ($mm) & Diluted EPS ($) Return on Assets & Return on Equity (%)

Source: Target Fed Funds Rate per Federal Open Market Committee guidance. Net Interest Margin Trend 18

Credit Quality 19 Criticized Loans ($mm)Nonperforming Loans ($mm) Net Charge-Offs ($mm)Allowance for Credit Losses** ($mm) * Exclude the guaranteed portion of SBA loans that are in liquidation. ** ACL was calculated under the CECL methodology in 2023; prior periods were calculated under the incurred loss methodology.

Liquidity & Capital 20 Total Liquidity ($mm)On Balance Sheet Liquidity ($mm) Tier 1 Leverage ($mm) Total Risk Based Capital ($mm)

Non-GAAP Reconciliation 21 Pre-Provision Net Revenue ($ in thousands) 1Q-24 4Q-23 3Q-23 2Q-23 1Q-23 Interest income 32,913$ 31,783$ 31,186$ 30,102$ 28,594$ Interest expense 16,934 15,553 13,873 12,850 10,702 Net interest income 15,979 16,230 17,313 17,252 17,892 Noninterest income 3,586 3,680 2,601 3,605 4,295 Noninterest expense 12,157 11,983 11,535 12,300 11,908 Pre-Provision Net Revenue (a) 7,408$ 7,927$ 8,379$ 8,557$ 10,279$ Reconciliation to Net Income: (Reversal of) provision for loan losses (b) 145 630 1,359 — (338) Provision for income taxes (c) 2,037 2,125 1,899 2,466 3,083 Net income (a) - (b) - (c) 5,226$ 5,172$ 5,121$ 6,091$ 7,534$ For the Three Months Ended Pre-provision net revenue removes provision for loan losses and income tax expense. Management believes that this non-GAAP measure, when taken together with the corresponding GAAP financial measures (as applicable), provides meaningful supplemental information regarding our performance. This non-GAAP financial measure also facilitates a comparison of our performance to prior periods.